UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 3, 2022

SOLLENSYS CORP

(Exact name of registrant as specified in its charter)

Nevada	000-56448	80-0651816
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1470 Treeland Blvd. SE

Palm Bay, Florida 32909

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (866) 438-7657

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On November 3, 2022, Sollensys Corp (the “Company”) entered into a Commercial Contract (the “Sale Agreement”), by and between the Company and EML Realty Partners, LLC (“EML”), pursuant to which the Company agreed to sell, and EML agreed to purchase, upon the terms and conditions set forth in the Sale Agreement, the Company’s headquarters property at 1470 Treeland Boulevard SE, Palm Bay, Florida (the “Property”). Pursuant to the terms of the Sale Agreement, EML agreed to pay to the Company $3,850,000 in exchange for the Property. The Sale Agreement was subject to a 30-day due diligence period and contained customary representations, warranties, and conditions.

The sale of the Property closed on January 4, 2023.

In connection with the sale of the Property, the parties also agreed to enter into a five-year office lease (“Lease”) after closing, pursuant to which EML agreed to lease to the Company the office building on the Property. In exchange, the Company agreed to pay to EML base rent as follows:

Months	Annual Base Rent	Monthly Base Rent
1-12	$308,000.00	$25,666.67
13-24	$317,240.00	$26,436.67
25-36	$326,757.20	$27,229.77
37-48	$336,559.92	$28,046.66
49-60	$346,656.72	$28,888.06

The Company and EML entered into the Lease on January 4, 2023. In connection with entry into the Lease, and pursuant to the terms thereof, the Company delivered to EML a personal guaranty by Donald Beavers, the Company’s Chief Executive Officer and a member of the Company’s Board of Directors.

The foregoing description of the Sale Agreement and the Lease does not purport to be complete and is qualified in its entirety by the actual Sale Agreement and the Lease, copies of which are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01. Other Events.

The sale of the Property closed on January 4, 2023.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
10.1	Commercial Contract, dated November 3, 2022, by and among the registrant and EML Realty Partners, LLC.
10.2	Office Lease, dated January 4, 2023, by and among the registrant and EML Realty Partners, LLC.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sollensys Corp

Date: January 9, 2023	By:	/s/ Donald Beavers
Donald Beavers
Chief Executive Officer

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